SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (10k specific)	12 Months Ended
Dec. 31, 2010
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The consolidated financial statements include the accounts of RadioShack Corporation and all majority-owned domestic and foreign subsidiaries. All intercompany accounts and transactions are eliminated in consolidation.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, related revenues and expenses, and the disclosure of gain and loss contingencies at the date of the financial statements and during the periods presented. We base these estimates on historical results and various other assumptions believed to be reasonable, all of which form the basis for making estimates concerning the carrying values of assets and liabilities that are not readily available from other sources. Actual results could differ materially from those estimates.

Cash and Cash Equivalents: Cash on hand in stores, deposits in banks and all highly liquid investments with a maturity of three months or less at the time of purchase are considered cash and cash equivalents. We carry our cash equivalents at cost, which approximates fair value because of the short maturity of the instruments. The weighted average annualized interest rates were 0.4% and 0.3% at December 31, 2010 and 2009, respectively, for cash equivalents totaling $462.1 million and $820.5 million, respectively. We maintain zero balance cash disbursement accounts with certain banks. Outstanding checks in excess of deposits with these banks totaled $49.1 million and $41.6 million at December 31, 2010 and 2009, respectively, and are classified as accounts payable in the Consolidated Balance Sheets. Changes in these overdraft amounts are reported in the Consolidated Statements of Cash Flows as a financing activity.

Accounts Receivable and Allowance for Doubtful Accounts: Concentrations of credit risk with respect to customer and dealer receivables are limited due to the large number of customers, dealers and their location in many different geographic areas of the country. We establish an allowance for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends and other information. Historically, such losses, in the aggregate, have not exceeded our expectations. Account balances are charged against the allowance when we believe it is probable that the receivable will not be recovered. We have concentration of credit risk from service providers in the wireless telephone industry, primarily Sprint, AT&T, T-Mobile and Verizon. The average payment term for these receivable balances is approximately 45 days.

Inventories: Our inventories are stated at the lower of cost (principally based on average cost, which approximates FIFO) or market value and are comprised primarily of finished goods. Included in the cost of the inventories are in-bound freight expenses to our distribution centers, out-bound freight expenses to our retail outlets, and other direct costs relating to merchandise acquisition and distribution. Also included in the cost of inventory are certain vendor allowances that are not a reimbursement of specific, incremental and identifiable costs to promote a vendor's products. If the calculated net realizable value of the inventory is determined to be less than the recorded cost, a provision is made to reduce the carrying amount of the inventory.

Property, Plant and Equipment: We state our property, plant and equipment at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method over the following useful lives: 10-40 years for buildings; 2-15 years for furniture, fixtures, equipment and software; leasehold improvements are amortized over the shorter of the terms of the underlying leases, including certain renewal periods, or the estimated useful lives of the improvements. Major additions and betterments that substantially extend the useful life of an asset are capitalized and depreciated. Expenditures for normal maintenance and repairs are charged directly to expense as incurred.

Capitalized Software Costs: We capitalize qualifying costs related to the acquisition or development of internal-use software. Capitalization of costs begins after the conceptual formulation stage has been completed. Capitalized costs are amortized over the estimated useful life of the software, which ranges between three and five years. The unamortized balance of capitalized software costs at December 31, 2010 and 2009, was $55.3 million and $46.6 million, respectively. Amortization of computer software was approximately $11.9 million, $15.1 million and $21.1 million in 2010, 2009 and 2008, respectively.

Impairment of Long-Lived Assets: We review long-lived assets (primarily property, plant and equipment) held and used, or to be disposed of, for impairment whenever events or changes in circumstances indicate that the net book value of the asset may not be recoverable. Recoverability is assessed based on estimated undiscounted cash flows from the useful asset. If the carrying amount of an asset is not recoverable, we recognize an impairment loss equal to the amount by which the carrying amount exceeds fair value. We estimate fair value based on projected future discounted cash flows. Our policy is to evaluate long-lived assets for impairment at a store level for retail operations.

Leases: For lease agreements that provide for escalating rent payments or free-rent occupancy periods, we recognize rent expense on a straight-line basis over the non-cancelable lease term and certain option renewal periods that appear to be reasonably assured at the inception of the lease term. The lease term commences on the date we take possession of or control the physical use of the property. Deferred rent is included in other current liabilities in the Consolidated Balance Sheets.

Goodwill and Intangible Assets: Goodwill represents the excess of the purchase price over the fair value of net assets acquired. Goodwill and intangible assets with indefinite useful lives are reviewed at least annually for impairment (and in interim periods if certain events occur indicating that the carrying value of goodwill and intangible assets may be impaired). We estimate fair values utilizing valuation methods such as discounted cash flows and comparable market valuations. We have elected the fourth quarter to complete our annual goodwill impairment test. As a result of the fourth quarter impairment analyses, we determined that no impairment charges to goodwill were required.

The changes in the carrying amount of goodwill by segment were as follows for the years ended December 31, 2010 and 2009:

(In millions)	U.S. RadioShack Stores	Other	Total
Balances at December 31, 2008
Goodwill	$2.8	$54.0	$56.8
Accumulated impairment losses	--	(20.1)	(20.1)
	2.8	33.9	36.7
Purchase accounting adjustments related to acquisition of RadioShack de Mexico	--	0.3	0.3
Foreign currency translation adjustment	--	1.9	1.9

Balances at December 31, 2009
Goodwill	2.8	56.2	59.0
Accumulated impairment losses	--	(20.1)	(20.1)
	2.8	36.1	38.9
Acquisition of dealer	0.1	--	0.1
Foreign currency translation adjustment	--	2.2	2.2

Balances at December 31, 2010
Goodwill	2.9	58.4	61.3
Accumulated impairment losses	--	(20.1)	(20.1)
	$2.9	$38.3	$41.2

Self-Insurance: We are self-insured for certain claims relating to workers' compensation, automobile, property, employee health care, and general and product liability claims, although we obtain third-party insurance coverage to limit our exposure to these claims. We estimate our self-insured liabilities using historical claims experience and actuarial assumptions followed in the insurance industry. Although we believe we have the ability to reasonably estimate losses related to claims, it is possible that actual results could differ from recorded self-insurance liabilities.

Income Taxes: Income taxes are accounted for using the asset and liability method. Deferred taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, we recognize future tax benefits to the extent that such benefits are more likely than not to be realized. Income tax expense includes U.S. and international income taxes, plus the provision for U.S. taxes on undistributed earnings of international subsidiaries not deemed to be permanently invested.

Revenue Recognition: Our revenue is derived principally from the sale of name brand and private brand products and services to consumers. Revenue is recognized, net of an estimate for customer refunds and product returns, when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured.

Certain products, such as wireless telephone handsets, require the customer to use the services of a third-party service provider. The third-party service provider pays us an upfront commission and, in some cases, a monthly recurring residual amount based upon the ongoing arrangement between the service provider and the customer. Our sale of an activated wireless telephone handset is the single event required to meet the delivery criterion for both the upfront commission and the residual revenue. Upfront commission revenue, net of estimated service deactivations, is generally recognized at the time an activated wireless telephone handset is sold to the customer at the point-of-sale. Based on our extensive history in selling activated wireless telephone handsets, we have been able to establish reliable deactivation estimates. Recurring residual income is recognized as earned under the terms of our contracts with the service providers, which is typically as the service provider bills its customer, generally on a monthly basis. Sales of wireless handsets and the related commissions and residual income constitute more than 40 percent of our total revenue. Our three largest third-party wireless service providers are Sprint, AT&T, and T-Mobile.

Cost of Products Sold: Cost of products sold primarily includes the total cost of merchandise inventory sold, direct costs relating to merchandise acquisition and distribution (including depreciation and excise taxes), costs of services provided, in-bound freight expenses to our distribution centers, out-bound freight expenses to our retail outlets, physical inventory valuation adjustments and losses, customer shipping and handling charges, and certain vendor allowances (see "Vendor Allowances" below).

Vendor Allowances: We receive allowances from third-party service providers and product vendors through a variety of promotional programs and arrangements as a result of purchasing and promoting their products and services in the normal course of business. We consider vendor allowances received to be a reduction in the price of a vendor's products or services and record them as a component of inventory until the product is sold, at which point we record them as a component of cost of products sold unless the allowances represent reimbursement of specific, incremental and identifiable costs incurred to promote a vendor's products and services. In this case, we record the vendor reimbursement when earned as an offset to the associated expense incurred to promote the applicable products and/or services.

Advertising Costs: Our advertising costs are expensed the first time the advertising takes place. We receive allowances from certain third-party service providers and product vendors that we record when earned as an offset to advertising expense incurred to promote the applicable products and/or services only if the allowances represent reimbursement of specific, incremental and identifiable costs (see "Vendor Allowances" above). Advertising expense was $205.9 million, $192.8 million and $214.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Stock-Based Compensation: We measure all employee stock-based compensation awards using a fair value method and record this expense in the consolidated financial statements. Our stock-based compensation relates to stock options, restricted stock awards, and other equity-based awards issued to our employees and directors. On the date that an award is granted, we determine the fair value of the award and recognize the compensation expense over the requisite service period, which typically is the period over which the award vests.

Fair Value Measurements: Certain assets and liabilities are required to be measured at fair value either on a recurring or non-recurring basis. We estimate fair values based on one or more of the following valuation techniques: the market approach (comparable market prices), the income approach (present value of future income or cash flow), or the cost approach (cost to replace the service capacity of an asset or replacement cost). See Note 12 - "Fair Value Measurements" for additional disclosures of our fair value measurements.

Derivative Instruments and Hedging Activities: We recognize all financial instruments that qualify for derivative instrument accounting at fair value in the Consolidated Balance Sheets. Changes in the fair value of derivative financial instruments that qualify for hedge accounting are recorded in stockholders' equity as a component of comprehensive income or as an adjustment to the carrying value of the hedged item. Changes in fair values of derivatives not qualifying for hedge accounting are reported in earnings.

We maintain internal controls over our hedging activities, which include policies and procedures for risk assessment and the approval, reporting and monitoring of all derivative financial instrument activities. We monitor our hedging positions and creditworthiness of our counter-parties and do not anticipate losses due to our counter-parties' nonperformance. We do not hold or issue derivative financial instruments for trading or speculative purposes. To qualify for hedge accounting, derivatives must meet defined correlation and effectiveness criteria, be designated as a hedge and result in cash flows and financial statement effects that substantially offset those of the position being hedged.

Foreign Currency Translation: The functional currency of substantially all operations outside the U.S. is the applicable local currency. Translation gains or losses related to net assets located outside the United States are included as a component of accumulated other comprehensive (loss) income and are classified in the stockholders' equity section of the accompanying Consolidated Balance Sheets.

Reclassifications: Certain amounts in the December 31, 2009 and 2008, financial statements have been reclassified to conform to the December 31, 2010, presentation. These reclassifications had no effect on net income or total stockholders' equity as previously reported.

New Accounting Standards: In June 2009, the FASB issued new accounting guidance to improve financial reporting by companies involved with variable interest entities and to provide more relevant and reliable information to users of financial statements. This guidance was effective for fiscal years beginning after November 15, 2009. We adopted this guidance effective January 1, 2010, and the adoption had no effect on our consolidated financial statements.